CALVERT GLOBAL EQUITY FUND
CALVERT GLOBAL EQUITY INCOME FUND
SUPPLEMENT TO
Calvert Equity Funds Prospectus (Class A, C and Y)
dated May 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated May 1, 2016
Date of Supplement: June 24, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
At the close of business on June 24, 2016, Calvert Global Value Fund and Calvert Global Equity Income Fund merged into Calvert Equity Portfolio. Accordingly, shares of Calvert Global Value Fund and Calvert Global Equity Income Fund are no longer offered for sale, and all references to and information about the Calvert Global Value Fund and Calvert Global Equity Income Fund are therefore deleted.